Other Liabilities	12 Months Ended
Dec. 31, 2018
Other Liabilities Disclosure [Abstract]
Other Liabilities
OTHER LIABILITIES

(in millions)	2018	2017
Defined benefit pension plans (Note 25)	$391	$393
OPEBs (Note 25)	350	381
Asset retirement obligations (Note 3)	111	71
Customer and other deposits	57	67
Stock-based compensation plans (Note 22)	56	39
Mine reclamation obligations (1)	40	40
Manufactured gas plant site remediation (2)	32	34
Fair value of derivatives (Note 28)	30	37
Deferred compensation plan (Note 11)	29	28
Waneta Partnership promissory note (Note 10)	—	63
Other (3)	42	57
	$1,138	$1,210

(1)
TEP pays ongoing reclamation costs related to three coal mines that supply generating facilities in which it has an ownership interest but does not operate. Costs are deferred as a regulatory asset and recovered from customers as permitted by the regulator. TEP's share of the reclamation costs is estimated to be $90 million (US$66 million) upon expiry of the coal agreements between 2019 and 2031. The present value of the estimated future liability is shown in the table above.

(2)
Environmental regulations require Central Hudson to investigate sites at which the Company or its predecessors once owned and/or operated manufactured gas plants and, if necessary, remediate those sites. Costs are accrued based on the amounts that can be reasonably estimated. As at December 31, 2018, an obligation of $64 million (US$47 million) was recognized, including a current portion of $32 million (US$23 million) recognized in accounts payable and other current liabilities (Note 15). Central Hudson has notified its insurers that it intends to seek reimbursement where insurance coverage exists. Differences between actual costs and the associated rate allowances are deferred as a regulatory asset for future recovery (Note 9).

(3)	Primarily includes long-term accrued liabilities, deferred lease revenue, funds received in advance of expenditures and unrecognized tax benefits.